FIRST AMENDMENT TO
                               AGREEMENT OF SALE

     THIS FIRST AMENDMENT TO AGREEMENT OF SALE (this "Amendment"), is made as of this 23rd day of February, 1996, by and between PINES OF CLOVERLANE INVESTORS, an Illinois corporation ("Seller") and ERP OPERATING LIMITED PARTNERSHIP, an Illinois limited partnership ("Purchaser)". All initially capitalized terms used herein which are not otherwise defined herein shall have the meanings ascribed to them in the Agreement (as such term is defined below).

                                   RECITALS
                                ---------------

     A. Seller and Purchaser have entered into that certain Agreement of Sale, dated January 24, 1996 (the "Agreement)") for the purchase and sale of certain real property (the "Property") commonly known as "Pines of Cloverlane Apartments" and located in Pittsfield Township, Michigan all as more particularly described in the Purchase Agreement.

     B. Purchaser and Seller desire to amend the Agreement for the purpose of extending the Approval Period provided for in Paragraph 16.a. of the Agreement, all in accordance with the terms of this Amendment.

     NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchase agree as follows:

     1. Extension of Approval Period. The Agreement is hereby amended to extend the Approval Period provided for in Paragraph 16.a. of the Agreement until 3:00 p.m. Central Daylight Time on Friday, March 1, 1996.

     2. Closing Date. Paragraph 8 of the Agreement is hereby amended to extend the Closing Date from March 7, 1996 to March 8, 1996.

     3. Reaffirmation. Except as expressly amended and modified under this Amendment, the terms and provisions of the Agreement are hereby ratified and affirmed in their entirety.

     4. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Michigan.

     5. Counterparts. This Amendment may be signed in any number of counterparts each of which shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.
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     In witness whereof, the parties have executed and delivered this Amendment as of the date first written above.

                         SELLER:

                         PINES OF CLOVERLANE INVESTORS, an
                         Illinois limited partnership

                         By:  Balcor Partners-XIX, an Illinois
                                 general partnership, its general partner

                              By:  The Balcor Company,
                                      a Delaware Company,
                                      a general partner

                                      By: /s/ Phillip Schechter
                                          ------------------------
                                       Its:  Authorized Agent


                         PURCHASER:

                         ERP OPERATING LIMITED PARTNERSHIP,
                         an Illinois limited partnership

                         By:  Equity Residential Properties Trust,
                                 a Maryland real estate investment trust,
                                  its general partner

                                  By:  /s/Shelley Dunck
                                     ----------------------------------
                                   Its:  Assistant Vice President
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